Nature of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Nature of Business and Summary of Significant Accounting Policies

(1) Nature of Business and Summary of Significant Accounting Policies

(a)	Nature of Operations

Textainer Group Holdings Limited (“TGH”) is incorporated in Bermuda. TGH is the holding company of a group of corporations, Textainer Group Holdings Limited and subsidiaries (collectively, the “Company”), involved in the purchase, management, leasing and resale of a fleet of marine cargo containers. The Company manages and provides administrative support to the affiliated and unaffiliated owners (the “Owners”) of the containers and structures and manages container leasing investment programs.

The Company conducts its business activities in three main areas: Container Ownership, Container Management and Container Resale.  These activities are described below (also see Note 14 “Segment Information”).

Container Ownership

The Company’s containers consist primarily of standard dry freight containers, but also include special-purpose containers. These containers were financed through retained earnings; revolving credit facilities, secured debt facilities and a term loan provided by banks; bonds payable to investors; and a public offering of TGH’s common shares. Expenses related to lease rental income include direct container expenses, depreciation expense and interest expense.

Container Management

The Company manages, on a worldwide basis, a fleet of containers for and on behalf of the Owners.

All rental operations are conducted worldwide in the name of the Company who, as agent for the Owners, acquires and sells containers, enters into leasing agreements and depot service agreements, bills and collects lease rentals from the lessees, disburses funds to depots for container handling, and remits net amounts, less management fees and commissions, to the Owners. Revenues, customer accounts receivable, fixed assets, depreciation and other operating expenses, and vendor payables arising from direct container operations of the managed portion of the Owners’ fleet have been excluded from the Company’s financial statements.

Management fees are typically a percentage of net operating income of each Owner’s fleet and consist of fees earned by the Company for services related to the management of the containers, sales commissions and net acquisition fees earned on the acquisition of containers. Expenses related to the provision of management services include general and administrative expense, short-term and long-term incentive compensation expense and amortization expense.

Container Resale

The Company buys and subsequently resells used containers (trading containers) from third parties. Container sales revenue represents the proceeds on the sale of containers purchased for resale. Cost of containers sold represents the cost of equipment purchased for resale that were sold as well as the related selling costs. The Company earns sales commissions related to the sale of the containers that it manages.

(b)	Principles of Consolidation and Variable Interest Entity

The consolidated financial statements of the Company include TGH and all of its subsidiaries. All material intercompany balances have been eliminated in consolidation.

On December 20, 2012, the Company’s wholly-owned subsidiary, Textainer Limited (“TL”), purchased 50.1% of the outstanding common shares of TAP Funding Ltd. (“TAP Funding”) (a Bermuda company) from TAP Ltd. (“TAP”). Both before and after this purchase, TAP Funding leases containers to lessees under operating, direct financing and sales-type leases. TAP is governed by members and management agreements and the Company’s wholly-owned subsidiary, Textainer Equipment Management Limited (“TEML”), manages all of TAP Funding’s containers, making day-to-day decisions regarding the marketing, servicing and design of TAP Funding’s leases.  TL’s purchase of a majority ownership of TAP Funding’s common shares allowed the Company to increase the size of its owned fleet at an attractive price.  Under TAP Funding’s members agreement, TL owns 50.1% and TAP owns 49.9% of the common shares of TAP Funding.  As common shareholders, TL has two voting rights and TAP has one voting right of TAP Funding, with the exception of certain matters such as bankruptcy proceedings and the incurrence of debt and mergers and consolidations, which require unanimity. TL also has two seats and TAP has one seat on TAP Funding’s board of directors. In addition, TL has an option to purchase the remaining outstanding common shares of TAP Funding held by TAP during the period beginning January 1, 2019 and through December 1, 2020 for a purchase price equal to the equity carrying value of TAP Funding plus 6% of TAP’s percentage ownership interest in TAP Funding minus the sum of any and all U.S. federal, state and local taxes of any nature that would be recognized by TL if TAP Funding was liquidated by TL immediately after TL purchased its shares.

Subsequent to TL’s purchase of a majority ownership of TAP Funding’s common shares, the Company includes TAP Funding’s financial statements in its consolidated financial statements.  TAP Funding’s profits and losses are allocated to TL and TAP on the same basis as their ownership percentages. The equity owned by TAP in TAP Funding is shown as a noncontrolling interest on the Company’s consolidated balance sheets and the net (loss) income attributable to the noncontrolling interest’s operations is shown as net loss (income) attributable to the noncontrolling interests on the Company’s consolidated statements of comprehensive (loss) income.

The Company has a joint venture, TW Container Leasing, Ltd. (“TW”) (a Bermuda company), between TL and Wells Fargo Container Corp. (“WFC”). The purpose of TW is to lease containers to lessees under direct financing leases. TW is governed by members, credit and management agreements.  Under the members agreement, TL owns 25% and WFC owns 75% of the common shares and related voting rights of TW. TL also has two seats and WFC has six seats on TW’s board of directors, with each seat having equal voting rights, provided, however, that the approval of at least one TL-appointed director is required for any action of the board of directors. Under a credit agreement with Wells Fargo Bank, N.A. (“WFB”), TW maintains a credit facility with an aggregate commitment of up to $300,000 for the origination of direct financing leases to finance up to 90% of the book value of TW’s net investment in direct financing leases (see Note 13 “Secured Debt Facilities, Credit Facilities, Term Loan and Bonds Payable, and Derivative Instruments”). Both WFC and WFB are directly and indirectly wholly-owned subsidiaries of Wells Fargo and Company. The remaining cost of originating direct financing leases will be provided in the form of capital contributions from TL and WFC, split 25% and 75%, respectively. Under the management agreement, TEML manages all of TW’s containers, making day-to-day decisions regarding the marketing, servicing and design of TW’s direct financing leases.

When evaluating an entity for possible consolidation, the Company must determine whether or not it has a variable interest in the entity.  Variable interests are investments or other interests that absorb portions of an entity’s expected losses or receive portions of the entity’s expected returns. The Company’s variable interests may include its decision maker or service provider fees, its direct and indirect investments and investments made by related parties, including related parties under common control.  If it is determined that the Company does not have a variable interest in the entity, no further analysis is required and the Company does not consolidate the entity.

If the Company has a variable interest in the entity, it must determine whether that entity is a variable interest entity (“VIE”) or a voting interest entity (“VME”).

The Company considers the following facts and circumstances of individual entities when assessing whether or not an entity is a VIE. An entity is determined to be a VIE if the equity investors:

•	do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support; or
•	lack one or more of the following characteristics of a controlling financial interest:
o	the power, through voting rights or similar rights, to direct the activities of an entity that most significantly impact the entity’s economic performance;
o	the obligation to absorb the expected losses of the entity; or
•	the right to receive the expected residual returns of the entity.

The Company is required to consolidate a VIE if it is determined to have a controlling financial interest in the entity and therefore is deemed to be the primary beneficiary of the VIE. The Company is determined to have a controlling financial interest in a VIE if it has both the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the aggregate indirect and direct variable interests held by the Company have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to that VIE.

For entities that do not meet the definition of a VIE, the entity is considered a VME. For these entities, if the Company can exert control over the financial and operating policies of an investee, which can occur if it has a 50% or more voting interest in the entity, the Company consolidates the entity.

The Company has determined that it has a variable interest in TAP and that TAP Funding is a VME.  The Company consolidates TAP Funding as the Company has a controlling financial interest in TAP Funding.

The Company has determined that it has a variable interest in TW. The Company has determined that it is the primary beneficiary of TW by its equity ownership in the entity and by virtue of its role as manager of the vehicle, namely that the Company has the power to direct the activities of TW that most significantly impact TW’s economic performance. Accordingly, the Company consolidates TW. The book values of TW’s direct financing and sales-type leases and related debt as of December 31, 2016 and 2015 are disclosed in Note 8 “Direct Financing and Sales-type Leases” and Note 13 “Secured Debt Facilities, Credit Facilities, Term Loan and Bonds Payable, and Derivative Instruments”, respectively.

The majority of the container equipment included in the accompanying consolidated financial statements is owned by TL, Textainer Marine Containers II Limited (“TMCL II”) and Textainer Marine Containers III Limited (“TMCL III”), all Bermuda companies and all of which were wholly-owned subsidiaries of the Company as of December 31, 2016 and 2015.

(c)	Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents are comprised of interest-bearing deposits or money market securities with original maturities of three months or less. The Company maintains cash and cash equivalents and restricted cash (see Note 15 “Commitments and Contingencies—Restricted Cash”) with various financial institutions. These financial institutions are located in Bermuda, Canada, Hong Kong, Malaysia, Singapore, the United Kingdom and the United States. A significant portion of the Company’s cash and cash equivalents and restricted cash is maintained with a small number of banks and, accordingly, the Company is exposed to the credit risk of these counterparties in respect of the Company’s cash and cash equivalents and restricted cash. Furthermore, the deposits maintained at some of these financial institutions exceed the amount of insurance provided on the deposits. Restricted cash is excluded from cash and cash equivalents and is included in long-term assets.

(d)	Intangible Assets

Intangible assets, consisting primarily of exclusive rights to manage container fleets, are amortized over the expected life of the contracts based on forecasted income to the Company.  The contract terms range from 11 to 13 years.  The Company reviews its intangible assets for impairment if events and circumstances indicate that the carrying amount of the intangible assets may not be recoverable. The Company compares the carrying value of the intangible assets to expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying amount exceeds expected undiscounted cash flows, the intangible assets shall be reduced to their fair value.

(e)	Lease Rental Income

Leasing income arises principally from the renting of containers owned by the Company to various international shipping lines. Revenue is recorded when earned according to the terms of the container rental contracts. These contracts are typically for terms of three to five years, but can vary from one to eight years, and are generally classified as operating leases.

Under long-term lease agreements, containers are usually leased from the Company for periods of three to five years. Such leases are generally cancelable with a penalty at the end of each 12-month period. Under master lease agreements, the lessee is not committed to leasing a minimum number of containers from the Company during the lease term and may generally return the containers to the Company at any time, subject to certain restrictions in the lease agreement. Under long-term lease and master lease agreements, revenue is earned and recognized evenly over the period that the equipment is on lease. Under direct financing and sales-type leases, the containers are usually leased from the Company for the remainder of the container’s useful life with a bargain purchase option at the end of the lease term. Revenue is earned and recognized on direct financing leases over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases. Under sales-type leases, a gain or loss is recognized at the inception of the leases by subtracting the book value of the containers from the estimated fair value of the containers and the remaining revenue is earned and recognized over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases.

The Company’s container leases generally do not include step-rent provisions, nor do they depend on indices or rates.  The Company recognizes revenue on container leases that include lease concessions in the form of free-rent periods using the straight-line method over the minimum terms of the leases.

The following is a schedule, by year, of future minimum lease payments receivable under the long-term leases as of December 31, 2016:

Year ending December 31:
2017	$276,138
2018	195,648
2019	135,656
2020	88,705
2021 and thereafter	109,997
Total future minimum lease payments receivable	$806,144

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its lessees to make required payments. These allowances are based on management’s current assessment of the financial condition of the Company’s lessees and their ability to make their required payments. If the financial condition of the Company’s lessees deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

(f)	Direct Container Expense

Direct container expense represents the operating costs arising from the containers owned by the Company and includes storage, handling, maintenance, Damage Protection Plan (“DPP”) repair, repositioning, agent, insurance expense and repair and recovery costs for slow-paying and bankrupt lessees.

(g)	Containers Held for Resale

The Company, through one or more of its subsidiaries, buys trading containers for resale, which are valued at the lower of cost or market value. The cost of trading containers sold is specifically identified.

(h)	Foreign Currencies

A functional currency is determined for each of the entities within the Company based on the currency of the primary economic environment in which the entity operates. The Company’s functional currency, excluding its foreign subsidiaries, is the U.S. dollar. Assets and liabilities denominated in a currency other than the entity’s functional currency are re-measured into its functional currency at the balance sheet date with a gain or loss recognized in current year net income. Foreign currency exchange gains and losses that arise from exchange rate changes on transactions denominated in a foreign currency are recognized in net income as incurred. Foreign currency exchange gains, reported in direct container expense in the consolidated statements of comprehensive income were $188, $221, and $67 for the years ended December 31, 2016, 2015 and 2014, respectively. For consolidation purposes, the financial statements are translated into U.S. dollars using the current exchange rate for the assets and liabilities and a weighted average exchange rate for the revenues and expenses recorded during the year with any translation adjustment shown as an element of accumulated other comprehensive income.

(i)	Containers and Fixed Assets

Capitalized container costs include the container cost payable to the manufacturer and the associated transportation costs incurred in moving the containers from the manufacturer to the containers’ first destined port. Containers purchased new are depreciated using the straight-line method over their estimated useful lives to an estimated dollar residual value. Containers purchased used are depreciated based upon their remaining useful lives at the date of acquisition to an estimated dollar residual value.

The Company evaluates the estimated residual values and remaining estimated useful lives on an ongoing basis. The Company takes a long-term view when assessing its residual values and typically does not change its residual values until disposal prices have been significantly above or below residual values between one to two years. The Company has experienced a significant decrease in container resale prices as a result of the decreased cost of new containers. Based on this extended period of lower realized container resale prices, the Company decreased the estimated future residual value of its 40’ high cube dry containers effective July 1, 2015. The effect of this change was an increase in depreciation of $10,519 for the year ended December 31, 2015, of which $931 one-time charge was for containers that were fully depreciated to their previous residual value. Effective July 1, 2016, the Company further decreased the estimated future residual value of its 40’ high cube dry containers and also decreased the estimated future residual values of its 20’ dry containers, 40’ dry containers, and 40’ folding flat rack containers. Over the past few years, the Company has also experienced a significant increase in the useful lives of its 40’ dry containers, 20’ folding flat rack containers, 20’ open top containers and 40’ flat rack containers as the Company entered into leases with longer terms on these equipment types. Based on this extended period of longer useful lives and the Company’s expectation that new equipment lives on these equipment types would remain near those levels, the Company increased the estimated useful lives of these equipment types effective July 1, 2016. The effect of these changes was an increase in depreciation expense of $25,126 for the year ended December 31, 2016, of which a $4,402 one-time charge was for containers that were fully depreciated to their previous residual values. Depreciation expense may fluctuate in future periods based on fluctuations in these estimates.

The Company assessed the estimates used its depreciation policy on a quarterly basis during the years ended December 31, 2016 and 2015. The Company takes a long-term view when assessing its residual values and typically does not change its residual values until disposal prices have been significantly above or below residual values between one to two years.  During the third quarter of 2015, the Company assessed the estimates contained in its depreciation policy.  To perform the assessment, the Company analyzed sales data from 2008 to August 2015 as this period reflects the cyclical nature of the global economic environment and more specifically, the Company’s industry.  This period includes multiple business cycles, including two periods of weak trade growth (2009 and 2014 through year-to-date August 2015) and two periods of strong container demand (2008 and 2010 through 2012).  The Company believes the best comparison points are the weighted averages for this period excluding the highest and lowest years or periods and average sales prices for the last two periods/years which highlight the most current period trends as shown in the table below for each of our major equipment types.

Periods	Dry containers			Refrigerated Containers
	20’	40’	40’ High Cube	40’ High Cube
Weighted average sales price from 2008 to August 2015 (excludes the highest and lowest periods)	$1,268	$1,584	$1,786	$6,120
Average sales price:
2014	$1,182	$1,372	$1,556	$6,665
Year-to-date August 2015	$1,015	$1,192	$1,329	$3,990

While the Company’s average sales prices for the 20’ and 40’ dry containers and the 40’ high cube refrigerated containers had been below their residual values year-to-date August 2015, the Company did not believe the decline in value to be indicative of a permanent decline in value because the average sales prices of those containers were well above the containers’ residual values in 2014. The Company does not adjust long-term residual value estimates based on short-term data points (including year-to-date 2015 average sales prices shown above). Accordingly, the Company did not adjust the residual values of those containers.  The average sales price for the 40’ high cube dry containers was significantly below its residual value in both 2014 and year-to-date August 2015 so the Company performed additional qualitative analyses and concluded a change in the residual value was warranted as the decline in value was indicative of a permanent decline.  Accordingly, beginning July 1, 2015, the Company changed its residual value estimate from $1,650 for a 40’ high cube to $1,450. The effect of reducing estimated residual values of containers has been and will continue to be an increase in depreciation expense and gain on sales of containers, net as compared to what would have been reported using the previous estimate.

During the third quarter 2016, the Company reassessed the estimates contained in its depreciation policy. As previously mentioned, the Company does not adjust long-term residual value estimates based on short-term data points including year-to-date July 2016 average sales prices shown in the table below.

Periods	Dry Containers			Refrigerated Containers
	20'	40'	40' High Cube	40' High Cube
Weighted average sales price from 2008 to July 2016 (excludes the highest and lowest periods)	$1,172	$1,474	$1,645	$4,931
Average sales price:
2015	$966	$1,132	$1,229	$3,747
Year-to-date July 2016	$734	$835	$914	$3,626

The average sales prices for 20’, 40’ and 40’ high cube dry containers were significantly below their residual values in both 2015 and year-to-date July 2016 so the Company performed additional qualitative analyses and concluded a change in the residual values was warranted as the decline in value was indicative of a permanent decline. Accordingly, beginning July 1, 2016, the Company further decreased the estimated future residual value of its 40’ high cube dry containers and also decreased the estimated future residual value of its 20’ and 40’ dry containers and 40’ folding flat rack containers. Over the past few years, the Company has also experienced a significant increase in the useful lives of its 40’ dry containers, 20’ folding flat rack containers, 20’ open top containers and 40’ flat rack containers as the Company entered into leases with longer terms on these equipment types. Based on this extended period of longer useful lives and the Company’s expectation that new equipment lives on these equipment types would remain near those levels, the Company increased the estimated useful lives of these equipment types effective July 1, 2016. While the average sales price for 40’ high cube refrigerated containers have been below their residual value year-to-date July 2016 and in 2015, the Company does not believe the average sales price for those containers to be indicative of a decline in value because the containers that were disposed during those periods were lower cost containers that were not representative of the Company’s fleet of 40’ high cube refrigerated containers.  Accordingly, the Company did not adjust the residual value of its 40’ high cube refrigerated containers.

The Company estimates the useful lives and residual values of its containers to be as follows:

	Effective July 1, 2016		2015 through June 30, 2016
	Estimated useful	Residual	Estimated useful	Residual
	life (years)	Value	life (years)	Value
Dry containers other than open top and flat rack containers:
20'	13	$950	13	$1,050
40'	14	$1,150	13	$1,300
40' high cube	13	$1,300	13	$1,450	(1)
45' high cube dry van	13	$1,500	13	$1,500
Refrigerated containers:
20'	12	$2,750	12	$2,750
20' high cube	12	$2,049	12	$2,049
40' high cube	12	$4,500	12	$4,500
Open top and flat rack containers:
20' folding flat rack	15	$1,300	14	$1,300
40' folding flat rack	16	$1,700	14	$2,000
20' open top	15	$1,500	14	$1,500
40' open top	14	$2,500	14	$2,500
Tank containers	20	10% of cost	20	10% of cost

(1)	For the six months ended June 30, 2015, the estimated residual value of 40' high cube dry containers was $1,650.

The cost, accumulated depreciation and net book value of the Company’s leasing equipment by equipment type as of December 31, 2016 and 2015 were as follows:

	2016			2015
	Cost	Accumulated Depreciation	Net Book Value	Cost	Accumulated Depreciation	Net Book Value
Dry containers other than open top and flat rack containers:
20'	$1,402,013	$(304,652)	$1,097,361	$1,394,669	$(256,363)	$1,138,306
40'	253,375	(76,344)	177,031	279,002	(78,746)	200,256
40' high cube	1,861,727	(405,503)	1,456,224	1,812,796	(332,551)	1,480,245
45' high cube dry van	29,823	(6,957)	22,866	33,181	(5,627)	27,554
Refrigerated containers:			—			—
20'	24,420	(3,830)	20,590	18,721	(2,568)	16,153
20' high cube	5,149	(1,948)	3,201	5,155	(1,569)	3,586
40' high cube	1,004,532	(169,383)	835,149	849,579	(118,733)	730,846
Open top and flat rack containers:			—			—
20' folding flat	16,712	(2,942)	13,770	15,522	(2,571)	12,951
40' folding flat	43,620	(12,634)	30,986	44,977	(10,833)	34,144
20' open top	11,048	(1,069)	9,979	11,553	(1,051)	10,502
40' open top	27,117	(3,778)	23,339	27,331	(3,375)	23,956
Tank containers	31,582	(1,744)	29,838	18,615	(803)	17,812
	$4,711,118	$(990,784)	$3,720,334	$4,511,101	$(814,790)	$3,696,311

Fixed assets are recorded at cost and depreciated on a straight-line basis over the estimated useful lives of the assets, ranging from three to seven years.

The Company reviews its containers and fixed assets for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. The Company compares the carrying value of the containers to the expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds expected future undiscounted cash flows, the assets are reduced to fair value. In addition, containers identified as being available for sale are valued at the lower of carrying value or fair value, less costs to sell.

The Company performed a quantitative impairment assessment of our containers held for use as of December 31, 2016 to corroborate that there were no impairment triggers by comparing the total expected undiscounted cash flows of each asset group to its carrying value.  This evaluation is performed at the lowest level of identifiable cash flows which the Company has determined to be groups of containers based on equipment type. The estimated undiscounted cash flows was based on historical lease operating revenue, expenses and residual values, adjusted to reflect current market conditions. Impairment exists when the estimated future undiscounted cash flows to be generated by an asset group are less than the net book value of that asset group. Any such impairment would be expensed in our results of operations.

Some of the significant estimates and assumptions used to determine future undiscounted cash flows are expected utilization, remaining useful lives, expected future daily per diem rental rates and expected sales prices of used containers.  The Company considers the assumptions on expected utilization, expected future daily per diem rental rates and expected sales prices of used containers to have the greatest impact on our estimate of future undiscounted cash flows.  In performing the analysis the Company used assumptions reflecting the weak market conditions at December 31, 2016 and maintained these assumptions for the remaining lives of our containers held for use.  These assumptions were well below the historical averages.

The material assumptions used in calculating each asset group’s future undiscounted cash flows are as follows:

•	Utilization remained at the December 31, 2016 levels by equipment type (overall fleet utilization of 94.2%) for the remaining life of the fleet.
•	Remaining useful lives were consistent with the useful life assumptions used in the Company’s depreciation policy.
•	Containers are re-leased at forecasted daily per diem rental rates based on current market rates.
•

Used containers sold during the first two years after December 31, 2016 are sold at forecasted prices based on current market prices and used containers sold in the years following the first two years after December 31, 2016 are sold at prices equal to their estimated residual values used in our depreciation policy.

The estimated undiscounted future cash flows calculated based on the material assumptions outlined exceeded the carrying value of containers held for use by $718,547 in total.  The following table details the results of the Company’s impairment analysis by equipment type:

	Carrying Value	Excess Cash Flow Over Carrying Value	% Excess
Dry containers other than open top and flat rack containers:
20'	$1,097,361	$221,332	20.2%
40'	177,031	37,113	21.0%
40' high cube	1,456,224	184,572	12.7%
45' high cube dry van	22,866	5,731	25.1%
Refrigerated containers:
20'	20,590	7,068	34.3%
20' high cube	3,201	1,954	61.0%
40' high cube	835,149	179,924	21.5%
Open top and flat rack containers:
20' folding flat	13,770	4,795	34.8%
40' folding flat	30,986	21,709	70.1%
20' open top	9,979	7,539	75.5%
40' open top	23,339	13,313	57.0%
Tank containers	29,838	33,497	112.3%
	$3,720,334	$718,547	19.3%

In order to determine the sensitivity surrounding the assumptions used in calculating future undiscounted cash flows, the Company further decreased utilization by 500 basis points, and also decreased sales prices further by 10%, noting that the non-impairment conclusion remained valid.

All of the key assumptions used in the impairment test are subject to significant uncertainty and are influenced by factors outside of our control.  These factors include, but are not limited to, the future rate of global trade growth, the demand from our customers for leased containers and changes in component (steel) costs.

In addition to the impact of the above factors, our different equipment types are impacted by other factors that are often outside of our control.  The most significant factors affecting the Company’s container fleet will likely be changes in future steel prices which will impact the cost of a new container, lease rates and disposal prices.  Additional factors affecting the Company’s refrigerated containers are changes in refrigeration technology and/or changes in the regulatory environment related to refrigerated gas, which could affect future lease rates, useful lives, and disposal prices.

The Company has evaluated the recoverability of the recorded amount of container rental equipment at December 31, 2016 and 2015. During the years ended December 31, 2016 and 2015, container impairment included $5,207 and $697, respectively, for containers that were unlikely recoverable from lessees in default. The Company also recorded an impairment net of estimated insurance proceeds of $22,149  for the year ended December 31, 2016 for containers on operating and direct financing leases that were deemed unlikely recoverable from a customer that filed for bankruptcy during 2016 (see Note 3 “Insurance Receivable and Impairment”).The Company also recorded an impairment net of estimated insurance proceeds of $812 and $1,968 for the year ended December 31, 2016 and 2015 for containers on operating and direct financing leases that were deemed unlikely recoverable from a customer that became insolvent during  2015 (see Note 3 “Insurance Receivable and Impairment”).

During the years ended December 31, 2016, 2015 and 2014, the Company recorded impairments of $66,455, $32,680 and $11,457, which are included in container impairment in the consolidated statements of comprehensive (loss) income, to write-down the carrying value of 112,914, 97,506 and 35,953 containers identified for sale, respectively, to their estimated fair value. The fair value was estimated based on recent gross sales proceeds for sales of similar containers. When containers are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized. At December 31, 2016 and 2015, the carrying value of 26,600 and 38,983 containers identified for sale were net of impairment charges of $15,332 and $15,858, respectively. The net carrying value of these containers identified for sale amounted to $19,230 and $32,153 as of December 31, 2016 and 2015, respectively, and is included in containers held for sale in the consolidated balance sheets.

During the years ended December 31, 2016, 2015 and 2014, the Company recorded the following net gains on sales of containers, included in gains on sale of containers, net in the consolidated statements of comprehensive (loss) income:

	2016		2015		2014 (1)
	Units	Amount	Units	Amount	Units	Amount
Gains on sale of previously written down containers, net	118,071	$9,151	65,786	$2,336	30,686	$3,657
Gains on sale of containers not written down, net	20,319	402	45,777	1,118	66,877	9,413
Gains on sales of containers, net	138,390	$9,553	111,563	$3,454	97,563	$13,070

If other containers are subsequently identified as available for sale, the Company may incur additional write-downs or may incur losses on the sale of these containers if they are sold. The Company will continue to evaluate the recoverability of recorded amounts of containers and a write-down of certain containers held for continued use and/or an increase in its depreciation rate may be required in future periods for some or all containers.

(j)	Income Taxes

The Company uses the asset and liability method to account for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded when the realization of a deferred tax asset is deemed to be unlikely.

The Company also accounts for income tax positions only if those positions are more likely than not of being sustained.  Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized.  Changes in the recognition or measurement are reflected in the period in which the change in judgment occurs. If there are findings in future regulatory examinations of the Company’s tax returns, those findings may result in an adjustment to income tax expense.

The Company records interest and penalties related to unrecognized tax benefits in income tax expense.

(k)	Maintenance and Repair Expense and Damage Protection Plan

The Company’s leases generally require the lessee to pay for any damage to the container beyond normal wear and tear at the end of the lease term.  The Company offers a DPP to certain lessees of its containers.  Under the terms of the DPP, the Company charges lessees an additional amount primarily on a daily basis and the lessees are no longer obligated for certain future repair costs for containers subject to the DPP.  It is the Company’s policy to recognize these revenues as earned on a daily basis over the related term of its leases. The Company has not recognized revenue and related expense for customers who are billed at the end of their lease terms under the DPP. Based on past history, there is uncertainty as to collectability of these amounts from lessees who are billed at the end of their lease terms because the amounts due under the DPP are typically re-negotiated at the end of the lease terms or the lease terms are extended. The Company uses the direct expense method of accounting for maintenance and repairs.

(l)	Debt Issuance Costs

The Company capitalizes costs directly associated with the issuance or modification of its debt and the balance of the debt issuance costs, net of amortization, are netted against the debt recorded in the consolidated balance sheets. As of a result of the Company’s adoption of recently issued accounting standards updates on January 1, 2016, $19,900 debt issuance costs associated with the Company’s long-term debt (including current maturities) consisting of $7,147 and $12,753 previously included in prepaid expenses and other current assets and other assets, respectively, was reclassified to long-term debt (including current maturities) in the Company’s consolidated balance sheet at December 31, 2015 (see Note 1(t) “Recently Issued Accounting Standards”).

Debt issuance costs are amortized using the interest rate method over the general terms of the related debt and the amortization is recorded in the consolidated statements of comprehensive income as interest expense.  In 2016, 2015 and 2014, debt issuance costs of $5,969, $5,853 and $12,490, respectively, were capitalized and amortization of debt issuance costs of $9,465, $7,158 and $10,044, respectively, were recorded in interest expense.  When the Company’s debt is modified or terminated, any unamortized debt issuance costs related to a decrease in borrowing capacity under any of the Company’s lenders is immediately written-off and recorded in interest expense. No unamortized debt issuance costs were written-off during the year ended December 31, 2016. In 2015, interest expense included $160 and $298 of write-offs of unamortized debt issuance costs related to the amendment of TL’s revolving credit facility and the amendment of the Company’s wholly-owned subsidiary, Textainer Marine Containers IV Limited’s (“TMCL IV”) (a Bermuda company), secured debt facility, respectively.  In 2014, interest expense included $390 and $6,424 of write-offs of unamortized debt issuance costs related to the amendment of TMCL II’s secured debt facility and the redemption of the Company’s wholly-owned subsidiary, Textainer Marine Containers Limited’s (“TMCL”) (a Bermuda Company) 2005-1 Bonds, 2011-1 Bonds and 2012-2 Bonds, respectively, (see Note 13 “Secured Debt Facilities, Credit Facilities, Term Loan and Bonds Payable, and Derivative Instruments”).

(m)	Concentrations

Although substantially all of the Company’s income from operations is derived from assets employed in foreign countries, virtually all of this income is denominated in U.S. dollars. The Company does pay some of its expenses in various foreign currencies. During 2016, 2015 and 2014, $22,642 or 36%, $12,700 or 27%, and $13,442 or 28%, respectively, of the Company’s direct container expenses were paid in up to 18 different foreign currencies. In accordance with its policy, the Company does not hedge these container expenses as there are no significant payments made in any one foreign currency.

The Company’s customers are mainly international shipping lines, which transport goods on international trade routes. Once the containers are on-hire with a lessee, the Company does not track their location. The domicile of the lessee is not indicative of where the lessee is transporting the containers. The Company’s business risk in its foreign concentrations lies with the creditworthiness of the lessees rather than the geographic location of the containers or the domicile of the lessees. The Company’s largest lessee (CMA-CGM S.A.) accounted for 14.0%, 11.0% and 10.6% of the Company’s lease rental income during 2016, 2015 and 2014, respectively.  The Company’s second largest lessee (Mediterranean Shipping Co. S.A.) accounted for 12.0%, 10.4% and 9.7% of the Company’s lease rental income during 2016, 2015 and 2014, respectively. The Company had no other single lessee that accounted for greater than 10% of the Company’s lease rental income for each of those years. Hanjin Shipping Co. accounted for 20.1% and 8.1% of the Company’s gross accounts receivable as of December 31, 2016 and 2015, respectively, CMA-CGM S.A. accounted for 9.2% and 9.3% of the Company’s gross accounts receivable as of December 31, 2016 and 2015, and Mediterranean Shipping Co. S.A. accounted for 9.0% and 9.7% of the Company’s gross accounts receivable as of December 31, 2016 and 2015, respectively.

Total fleet lease rental income differs from reported lease rental income in that total fleet lease rental income comprises revenue earned from leases on containers in the Company’s total fleet, including revenue earned by the Owners from leases on containers in its managed fleet, while the Company’s reported lease rental income only comprises income associated with its owned fleet. The Company’s largest customer (CMA-CGM S.A.) represented approximately $82.5 million or 15.4%, $74.8 million or 12.2% and $72.8 million or 11.8% of the Company’s total fleet leasing billings in 2016, 2015 and 2014, respectively. The Company has another customer (Mediterranean Shipping Company S.A.) that represented $73.0 million or 13.6%, $72.9 million or 11.9% and $69.2 million or 11.2% of the Company’s total fleet lease billings in 2016, 2015 and 2014, respectively. The Company had no other customer that individually accounted for over 10% of the lease billings of the Company’s total fleet in 2016, 2015 and 2014. The Company currently has containers on-hire to approximately 320 customers. The Company’s customers are mainly international shipping lines, but the Company also leases containers to freight forwarding companies and the U.S. military. The Company’s five largest customers accounted for approximately 48.1%, 40.3% and 38.2% of the Company’s total fleet leasing billings in 2016, 2015 and 2014, respectively. During 2016, 2015 and 2014, revenue from the Company’s 20 largest container lessees by lease billings represented 78.9%, 77.4% and 74.7% of the Company’s total fleet container lease billings, respectively.  A default by any of these major customers could have a material adverse impact on the Company’s business, results from operations and financial condition.

As of December 31, 2016 and 2015, approximately 95.0% and 97.2%, respectively, of the Company’ accounts receivable for its total fleet were from container lessees and customers outside of the U.S. As of December 31, 2016 and 2015, approximately 99.8% and 99.9%, respectively, of the Company’s finance lease receivables for its total fleet were from container lessees and customers outside of the U.S. Except for the countries outside of the U.S. noted in the table below, customers in no other single country made up greater than 10% of the Company’s total fleet container lease rental income during 2016, 2015 and 2014.

Country	2016	2015	2014
France	15.3%	12.2%	11.8%
People's Republic of China	14.1%	15.9%	16.5%
Switzerland	13.4%	11.5%	10.8%
Taiwan	12.2%	11.1%	10.1%
Korea	9.9%	11.6%	11.5%
Singapore	8.7%	11.0%	10.6%

Amounts for the years ended 2014 and 2015 have been restated for immaterial corrections of identified errors pertaining to the classification of certain leases (see Note 2 “Immaterial Correction of Errors in Prior Periods”).

(n)	Derivative Instruments

The Company has entered into various interest rate swap, collar and cap agreements to mitigate its exposure associated with its variable rate debt. The swap agreements involve payments by the Company to counterparties at fixed rates in return for receipts based upon variable rates indexed to the London Inter Bank Offered Rate (“LIBOR”). The differentials between the fixed and variable rate payments under these agreements are recognized in realized losses on interest rate swaps, collars and caps, net in the consolidated statements of comprehensive (loss) income.

As of the balance sheet dates, none of the derivative instruments are designated by the Company for hedge accounting. The fair value of the derivative instruments is measured at each balance sheet date and the change in fair value is recorded in the consolidated statements of comprehensive income as unrealized gains (losses) on interest rate swaps, collars and caps, net.

(o)	Share Options and Restricted Share Units

The Company estimates the fair value of all employee share options awarded under its 2015 Share Incentive Plan (the “2015 Plan”), amended and restated from the 2007 Share Incentive Plan (the “2007 Plan”) on May 21, 2015, on the grant date.  The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company’s consolidated statements of comprehensive income as part of long-term incentive compensation expense.

The Company uses the Black-Scholes-Merton (“Black-Scholes”) option-pricing model to determine the estimated fair value for employee share option awards. The Company uses the fair market value of the Company’s common shares on the grant date, discounted for estimated dividends that will not be received by the employees during the vesting period, for determining the estimated fair value for employee restricted share units.  Compensation expense for employee share awards is recognized on a straight-line basis over the vesting period of the award.  Share-based compensation expense of $6,573, $7,743 and $7,499 was recorded as a part of long-term incentive compensation during 2016, 2015 and 2014, respectively, for share options and restricted share units awarded to employees under the 2015 Plan.

(p)	Comprehensive Income

The Company discloses the effect of its foreign currency translation adjustment as a component of other comprehensive income in the Company’s consolidated statements of comprehensive (loss) income.

(q)	Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s management evaluates its estimates on an ongoing basis, including those related to the container rental equipment, intangible assets, accounts receivable, income taxes, and accruals.

These estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments regarding the carrying values of assets and liabilities. Actual results could differ from those estimates under different assumptions or conditions.

(r)	Net (loss) income attributable to Textainer Group Holdings Limited common shareholders per share

Basic earnings per share (“EPS”) is computed by dividing net (loss) income attributable to Textainer Group Holdings Limited common shareholders by the weighted average number of shares outstanding during the applicable period. Diluted EPS reflects the potential dilution that could occur if all outstanding share options were exercised for, and all restricted share units were converted into, common shares. Potentially dilutive share options and restricted share units were excluded from the computation of dilute EPS because they were anti-dilutive under the treasury stock method. A reconciliation of the numerator and denominator of basic EPS with that of diluted EPS during 2016, 2015 and 2014 is presented as follows:

Share amounts in thousands	2016	2015 (1)	2014 (1)
Numerator:
Net (loss) income attributable to Textainer Group Holdings Limited common shareholders	$(50,662)	$108,408	$190,555
Denominator:
Weighted average common shares outstanding-- basic	56,608	56,953	56,719
Dilutive share options and restricted share units	—	140	360
Weighted average common shares outstanding-- diluted	$56,608	$57,093	$57,079
Net (loss) income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$(0.89)	$1.90	$3.36
Diluted	$(0.89)	$1.90	$3.34
Anti-dilutive share options and restricted share units, excluded from the computation of diluted EPS because they were anti-dilutive	1,361,071	1,158,326	244,971

(1)

Amounts for the years ended December 31, 2015 and 2014 have been restated for immaterial corrections of identified errors pertaining to the classification of certain leases (see Note 2 "Immaterial Correction of Errors in Prior Periods").

Given that the Company had a net loss attributable to Textainer Group Holdings Limited common shareholders for the years ended 2016, there was no dilutive effect of share option and restricted share units.

(s)	Fair value measurements

The Company utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.
•

Level 2: Inputs other than quoted prices which are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.

The Company uses the exchange price notion, which is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. Therefore, the definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price).

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 and 2015:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
	(Level 1)	(Level 2)	(Level 3)
December 31, 2016
Assets
Interest rate swaps, collars and caps	$—	$4,816	$—
Total	$—	$4,816	$—
Liabilities
Interest rate swaps, collars and caps	$—	$1,204	$—
Total	$—	$1,204	$—
December 31, 2015
Assets
Interest rate swaps, collars and caps	$—	$814	$—
Total	$—	$814	$—
Liabilities
Interest rate swaps, collars and caps	$—	$3,412	$—
Total	$—	$3,412	$—

The following table summarizes the Company’s assets measured at fair value on a non-recurring basis as of December 31, 2016 and 2015:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Years Ended December 31, 2016 and 2015
	(Level 1)	(Level 2)	(Level 3)	Total Impairments (2)
December 31, 2016
Assets
Containers held for sale (1)	$—	$19,230	$—	$66,455
Total	$—	$19,230	$—	$66,455
December 31, 2015
Assets
Containers held for sale (1)	$—	$32,153	$—	$32,680
Total	$—	$32,153	$—	$32,680

(1)

Represents the carrying value of containers included in containers held for sale in the consolidated balance sheets that have been impaired to write down the value of the containers to their estimated fair value less cost to sell.

(2)	Included in container impairment in the accompanying consolidated statements of comprehensive (loss) income.

When the Company is required to write down the cost basis of its containers identified for sale to fair value less cost to sell, the Company measures the fair value of its containers identified for sale under a Level 2 input. The Company relies on its recent sales prices for identical or similar assets in markets, by geography, that are active. The Company records impairments to write down the value of containers identified for sale to their estimated fair value less cost to sell.

The Company measures the fair value of its $1,915,963 notional amount of interest rate swaps, collars and caps under a Level 2 input. The valuation also reflects the credit standing of the Company and the counterparties to the interest rate swaps, collars and caps. The valuation technique utilized by the Company to calculate the fair value of the interest rate swaps, collars and caps is the income approach.  This approach represents the present value of future cash flows based upon current market expectations. The Company’s interest rate swap, collar and cap agreements had net fair value asset and liability of $4,816 and $1,204, respectively, as of December 31, 2016 and a fair value asset and liability of $814 and $3,412, respectively, as of December 31, 2015. The credit valuation adjustment was determined to be $87 and $97 (both of which were additions to the net liabilities) as of December 31, 2016 and 2015, respectively. The change in fair value during 2016, 2015 and 2014 of $6,210, ($1,947) and $1,512, respectively, was recorded in the consolidated statements of comprehensive (loss) income as unrealized gains (losses) on interest rate swaps, collars and caps, net.

The Company calculates the fair value of financial instruments and includes this additional information in the notes to the consolidated financial statements when the fair value is different from the book value of those financial instruments. The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable and payable, net investment in direct financing and sales-type leases, due from affiliates, net, container contracts payable, due to owners, net, debt and interest rate swaps, collars and caps. At December 31, 2016 and 2015, the fair value of the Company’s financial instruments approximates the related book value of such instruments except that, the fair value of net investment in direct financing and sales-type leases (including the short-term balance) was approximately $235,769 and $318,040 at December 31, 2016 and 2015, respectively, compared to book values of $237,234 and $331,792 at December 31, 2016 and 2015, respectively. Both the fair value and the book value of net investment in direct financing and sales-type leases at December 31, 2015 have been restated for immaterial corrections of identified errors pertaining to the classification of certain leases (see Note 2 “Immaterial Correction of Errors in Prior Periods”). The fair value of long-term debt (including current maturities) based on the borrowing rates available to the Company was approximately $2,991,396 and $3,016,301 at December 31, 2016 and 2015, respectively, compared to book values of $3,038,297 and $3,023,548 at December 31, 2016 and 2015, respectively.

(t)	Recently Issued Accounting Standards

In February 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-02, Consolidation (Topic 810) (“ASU 2015-02”). ASU 2015-02 requires an entity to re-evaluate whether they should consolidate under the revised consolidation model. This amendment modifies the evaluation of whether limited partnerships and similar legal entities are VIEs or voting entities, eliminates the presumption that a general partner should consolidate a limited partnership and affect the consolidation analysis of reporting entities with interests in VIEs, particularly those that have fee arrangements and related party relationships. The updated guidance is effective for periods beginning after December 15, 2015. The Company adopted ASU No. 2015-02 on January 1, 2016 and there was no impact on our consolidated financial statements.

In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest-Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs (Subtopic 835-30) (“ASU 2015-03”).  This amendment intends to simplify the presentation of debt issuance costs and more closely align the presentation of debt issuance costs under U.S. GAAP with the presentation under comparable International Financial Reporting Standards. The cost of issuing debt will no longer be recorded as a separate asset, except when incurred before receipt of the funding from the associated debt liability. Debt issuance costs will be presented as a direct deduction from the carrying value of the associated debt, consistent with the existing presentation of a debt discount. Before the FASB issued this simplification, debt issuance costs were capitalized as an asset (i.e., prepaid expenses and other current assets and other assets). The costs will continue to be amortized to interest expense using the effective interest method. In August 2015, the FASB issued Accounting Standards Update No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30) Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements—Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting (SEC Update) (“ASU 2015-15”) to clarify the exclusion of line-of-credit arrangements from scope of ASU 2015-03. Debt issuance costs related to line-of-credit arrangements can be deferred and presented as an asset that is subsequently amortized over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. ASU 2015-03, which requires the use of the retrospective method, is effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The Company adopted both ASU 2015-03 and ASU 2015-15 on January 1, 2016 (see Note 1(l) “Debt Issuance Costs”).

In November 2015, the FASB issued Accounting Standards Update No. 2015-17, Income Taxes (Topic 740) (“ASU 2015-17”). This amendment intends to simplify the presentation of deferred income taxes and more closely align the presentation of deferred taxes under U.S. GAAP with the presentation under comparable International Financial Reporting Standards. The deferred income tax assets and liabilities, with any related valuation allowance, will be offset and presented as a single noncurrent amount in a classified statement of financial position. An entity shall not offset deferred tax assets and liabilities attributable to different tax-paying components of the entity or to different tax jurisdictions. ASU 2015-17 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years, with early application permitted. ASU 2015-17 may be applied using the prospective method or the retrospective method to all periods presented. The Company early adopted ASU 2015-17 on January 1, 2016 using the retrospective method, which resulted in a reclassification of $1,203 current deferred taxes assets to non-current deferred taxes assets in the Company’s consolidated balance sheet at December 31, 2015.

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). This new standard will replace all current U.S. GAAP guidance on this topic and eliminate industry-specific guidance. Leasing revenue recognition is specifically excluded from ASU 2014-09, and therefore, the new standard will only apply to sales of equipment portfolios and dispositions of used equipment. The topic was amended in August 2015 to defer the effective date to interim and annual periods beginning after December 15, 2017, with early application permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period.  ASU 2014-09 may be applied either using the full retrospective method or the modified retrospective method. The Company does not expect the adoption of ASU 2014-09 to have a material impact on its consolidated financial statements.

In August 2016, the FASB issued Accounting Standards Update No. 2016-15, Statement of Cash Flows (Topic 230) (“ASU 2016-15”). This amendment provides guidance on how cash receipts and cash payments are presented and classified in the statement of cash flows for debt prepayments or debt extinguishment costs, settlement of zero-coupon bonds, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, distributions received from equity method investees, beneficial interests in securitization transactions and separately identifiable cash flows and application of the predominance principle. 2016-15 is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption of ASU 2016-15 is permitted. ASU 2016-15 requires the use of the retrospective transition method to all periods presented. The Company does not expect the adoption of ASU 2016-15 to have a material impact on its consolidated financial statements.

In November 2016, the FASB issued Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230) (“ASU 2016-18”). This amendment requires that statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. 2016-18 is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption of ASU 2016-18 is permitted. ASU 2016-18 requires the use of the retrospective transition method to all periods presented. The Company does not expect the adoption of ASU 2016-18 to have a material impact on its consolidated financial statements.